ITEM 77: ATTACHMENTS

SUB-ITEM 77C: Submission of matters to a vote of security holders

(a) A Special Meeting of Shareholders of the JNL Series Trust was held on October 26, 2000.

(b) The matter voted upon at the meeting and the number of affirmative votes, the number of negative votes, and the number of abstention votes cast with respect to each matter were as follows:

     1. To approve an arrangement and new investment advisory and management agreement that would permit Jackson National Financial Services, LLC, the Trust's investment advisor, with Board approval, to enter into or amend sub-advisory agreements without shareholder approval.

-------------------------------------------------------------- ---------------------- --------------------- --------------------
                                                                        FOR                 AGAINST         ABSTAIN FROM

-------------------------------------------------------------- ---------------------- --------------------- --------------------
JNL/Alger Growth Series                                        33,265,392.186         3,177,646.388         2,792,976.496
-------------------------------------------------------------- ---------------------- --------------------- --------------------
JNL/Alliance Growth Series                                     5,650,137.890          729,973.363           851,500.600
-------------------------------------------------------------- ---------------------- --------------------- --------------------
JNL/Eagle Core Equity Series                                   8,862,950.357          813,556.940           772,867.076
-------------------------------------------------------------- ---------------------- --------------------- --------------------
JNL/Eagle SmallCap Equity Series                               7,732,191.947          649,123.009           760,747.592
-------------------------------------------------------------- ---------------------- --------------------- --------------------
JNL/J.P. Morgan Enhanced S&P 500 Stock Index Series            1,916,543.034          170,376.774           366,698.104
-------------------------------------------------------------- ---------------------- --------------------- --------------------
JNL/J.P. Morgan International & Emerging Markets Series        866,901.040            99,800.605            110,068.568
-------------------------------------------------------------- ---------------------- --------------------- --------------------
JNL/Janus Aggressive Growth Series                             34,031,599.731         3,459,708.486         3,448,845.376
-------------------------------------------------------------- ---------------------- --------------------- --------------------
JNL/Janus Balanced Series                                      3,687,735.156          334,015.299           442,501.075
-------------------------------------------------------------- ---------------------- --------------------- --------------------
JNL/Janus Capital Growth Series                                27,415,197.496         2,930,719.734         2,521,844.775
-------------------------------------------------------------- ---------------------- --------------------- --------------------
JNL/Janus Global Equities Series                               36,329,015.194         3,936,058.517         3,671,996.724
-------------------------------------------------------------- ---------------------- --------------------- --------------------
JNL/Janus Growth & Income Series                               2,841,227.718          116,853.521           220,395.582
-------------------------------------------------------------- ---------------------- --------------------- --------------------
JNL/PIMCO Total Return Bond Series                             2,190,797.326          56,508.407            215,470.779
-------------------------------------------------------------- ---------------------- --------------------- --------------------
JNL/Putnam Growth Series                                       30,050,648.457         3,116,172.505         3,106,124.899
-------------------------------------------------------------- ---------------------- --------------------- --------------------
JNL/Putnam International Equity Series                         13,498,993.351         1,114,980.921         1,120,787.048
-------------------------------------------------------------- ---------------------- --------------------- --------------------
JNL/Putnam Value Equity Series                                 34,593,067.357         3,355,474.021         3,437,210.882
-------------------------------------------------------------- ---------------------- --------------------- --------------------
JNL/Putnam Midcap Growth Series                                3,475,947.734          80,249.541            77,963.654
-------------------------------------------------------------- ---------------------- --------------------- --------------------
JNL/S&P Conservative Growth Series I                           14,209,544.054         1,132,183.753         3,284,310.753
-------------------------------------------------------------- ---------------------- --------------------- --------------------
JNL/S&P Moderate Growth Series I                               22,865,329.307         2,688,066.580         3,077,475.055
-------------------------------------------------------------- ---------------------- --------------------- --------------------
JNL/S&P Aggressive Growth Series I                             9,320,253.514          780,832.799           1,124,388.454
-------------------------------------------------------------- ---------------------- --------------------- --------------------
JNL/S&P Very Aggressive Growth Series I                        5,310,622.896          618,618.323           324,671.899
-------------------------------------------------------------- ---------------------- --------------------- --------------------
JNL/S&P Equity Growth Series I                                 12,404,281.112         1,663,338.723         1,890,729.239
-------------------------------------------------------------- ---------------------- --------------------- --------------------
JNL/S&P Equity Aggressive Growth Series I                      3,577,318.719          619,314.232           338,507.411
-------------------------------------------------------------- ---------------------- --------------------- --------------------
JNL/S&P Conservative Growth Series II                          1,064,990.598          324,952.882           150,562.934
-------------------------------------------------------------- ---------------------- --------------------- --------------------
JNL/S&P Moderate Growth Series II                              2,248,470.508          87,049.536            288,429.816
-------------------------------------------------------------- ---------------------- --------------------- --------------------
JNL/S&P Aggressive Growth Series II                            749,440.079            106,660.614           8,340.039
-------------------------------------------------------------- ---------------------- --------------------- --------------------
JNL/S&P Very Aggressive Growth Series II                       470,240.195            41,915.877            0.00
-------------------------------------------------------------- ---------------------- --------------------- --------------------
JNL/S&P Equity Growth Series II                                1,185,757.480          228,487.786           172,398.348
-------------------------------------------------------------- ---------------------- --------------------- --------------------
JNL/S&P Equity Aggressive Growth Series II                     322,076.004            82,017.176            0.00
-------------------------------------------------------------- ---------------------- --------------------- --------------------
JNL/S&P Conservative Growth Series                             1,109,092.949          137,599.619           87,283.380
-------------------------------------------------------------- ---------------------- --------------------- --------------------
JNL/S&P Moderate Growth Series                                 2,645,838.312          110,430.216           283,625.116
-------------------------------------------------------------- ---------------------- --------------------- --------------------
JNL/S&P Aggressive Growth Series                               2,023,456.604          19,905.542            300,948.540
-------------------------------------------------------------- ---------------------- --------------------- --------------------
Lazard/JNL Mid Cap Value Series                                1,205,515.765          77,7791.936           70,466.663
-------------------------------------------------------------- ---------------------- --------------------- --------------------
Lazard/JNL Small Cap Value Series                              1,316,449.562          91,061.740            260,499.996
-------------------------------------------------------------- ---------------------- --------------------- --------------------
PPM America/JNL Balanced Series                                19,240,411.889         1,815,536.974         1,856,504.441
-------------------------------------------------------------- ---------------------- --------------------- --------------------
PPM America/JNL High Yield Bond Series                         21,390,971.612         2,557,633.133         2,956,856.365
-------------------------------------------------------------- ---------------------- --------------------- --------------------
PPM America/JNL Money Market Series                            229,970,036.764        16,253,061.011        51,883,338.485
-------------------------------------------------------------- ---------------------- --------------------- --------------------
Salomon Brothers/JNL Balanced Series                           1,454,670.228          72,490.963            90,362.988
-------------------------------------------------------------- ---------------------- --------------------- --------------------
Salomon Brothers/JNL Global Bond Series                        12,441,934.633         1,392,387.782         1,339,416.260
-------------------------------------------------------------- ---------------------- --------------------- --------------------
Salomon Brothers/JNL High Yield Bond Series                    2,351,141.524          119,220.951           110,289.315
-------------------------------------------------------------- ---------------------- --------------------- --------------------
Salomon Brothers/JNL U.S.  Government & Quality Bond Series    16,939,168.217         1,814,241.773         1,558,587.990
-------------------------------------------------------------- ---------------------- --------------------- --------------------
T.RowePrice/JNL Established Growth Series                      30,280,158.216         2,907,301.777         2,781,088.141
-------------------------------------------------------------- ---------------------- --------------------- --------------------
T.Rowe Price/JNL Mid-Cap Growth Series                         22,429,816.205         2,695,248.294         2,380,556.484
-------------------------------------------------------------- ---------------------- --------------------- --------------------
T.  Rowe Price/JNL Value Series                                2,126,313.083          109,741.371           180,677.281
-------------------------------------------------------------- ---------------------- --------------------- --------------------

     2. To approve or disapprove a Brokerage Enhancement Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for all Series of the Trust, except the PPM America/JNL Money Market Series and each of the JNL/S&P Series.

--------------------------------------------------------------- --------------------- --------------------- --------------------
                                                                        FOR                 AGAINST         ABSTAIN FROM

--------------------------------------------------------------- --------------------- --------------------- --------------------
JNL/Alger Growth Series                                         33,012,594.541        2,861,207.926         3,362,212.603
--------------------------------------------------------------- --------------------- --------------------- --------------------
JNL/Alliance Growth Series                                      5,550,934.639         688,774.870           991,902.344
--------------------------------------------------------------- --------------------- --------------------- --------------------
JNL/Eagle Core Equity Series                                    9,074,393.448         434,610.378           940,370.547
--------------------------------------------------------------- --------------------- --------------------- --------------------
JNL/Eagle SmallCap Equity Series                                7,706,841.007         591,573.725           843,647.816
--------------------------------------------------------------- --------------------- --------------------- --------------------
JNL/J.P. Morgan Enhanced S&P 500 Stock Index Series             1,842,990.930         212,802.281           397,824.701
--------------------------------------------------------------- --------------------- --------------------- --------------------
JNL/J.P. Morgan International & Emerging Markets Series         890,494.059           78,064.813            128,211.341
--------------------------------------------------------------- --------------------- --------------------- --------------------
JNL/Janus Aggressive Growth Series                              33,958,286.236        2,932,375.870         4,089,491.487
--------------------------------------------------------------- --------------------- --------------------- --------------------
JNL/Janus Balanced Series                                       3,898,130.866         96,177.834            469,942.830
--------------------------------------------------------------- --------------------- --------------------- --------------------
JNL/Janus Capital Growth Series                                 27,382,132.528        2,477,736.238         3,007,893.239
--------------------------------------------------------------- --------------------- --------------------- --------------------
JNL/Janus Global Equities Series                                36,387,539.371        3,127,177.051         4,422,354.013
--------------------------------------------------------------- --------------------- --------------------- --------------------
JNL/Janus Growth & Income Series                                2,779,800.475         118,000.951           280,675.395
--------------------------------------------------------------- --------------------- --------------------- --------------------
JNL/PIMCO Total Return Bond Series                              2,224,820.583         22,302.904            215,653.025
--------------------------------------------------------------- --------------------- --------------------- --------------------
JNL/Putnam Growth Series                                        30,119,893.510        2,502,869.537         3,650,182.814
--------------------------------------------------------------- --------------------- --------------------- --------------------
JNL/Putnam International Equity Series                          13,611,197.933        921,128.662           1,202,434.725
--------------------------------------------------------------- --------------------- --------------------- --------------------
JNL/Putnam Value Equity Series                                  34,938,928.088        2,516,957.295         3,929,866.877
--------------------------------------------------------------- --------------------- --------------------- --------------------
JNL/Putnam Midcap Growth Series                                 3,459,703.035         96,494.240            77,963.654
--------------------------------------------------------------- --------------------- --------------------- --------------------
Lazard/JNL Mid Cap Value Series                                 1,195,870.123         83,663.255            74,240.986
--------------------------------------------------------------- --------------------- --------------------- --------------------
Lazard/JNL Small Cap Value Series                               1,329,987.141         28,814.895            309,209.262
--------------------------------------------------------------- --------------------- --------------------- --------------------
PPM America/JNL Balanced Series                                 19,202,629.254        1,492,402.645         2,217,421.405
--------------------------------------------------------------- --------------------- --------------------- --------------------
PPM America/JNL High Yield Bond Series                          21,964,703.666        1,674,622.804         3,266,134.640
--------------------------------------------------------------- --------------------- --------------------- --------------------
Salomon Brothers/JNL Balanced Series                            1,434,211.782         81,497.338            101,815.059
--------------------------------------------------------------- --------------------- --------------------- --------------------
Salomon Brothers/JNL Global Bond Series                         12,781,022.172        1,020,115.277         1,372,601.226
--------------------------------------------------------------- --------------------- --------------------- --------------------
Salomon Brothers/JNL High Yield Bond Series                     2,122,273.839         340,947.972           117,429.979
--------------------------------------------------------------- --------------------- --------------------- --------------------
Salomon Brothers/JNL U.S.  Government & Quality Bond Series     16,927,695.330        1,619,935.009         1,794,367.641
--------------------------------------------------------------- --------------------- --------------------- --------------------
T.RowePrice/JNL Established Growth Series                       30,358,497.714        2,372,161.717         3,237,888.703
--------------------------------------------------------------- --------------------- --------------------- --------------------
T.Rowe Price/JNL Mid-Cap Growth Series                          22,606,402.292        2,171,403.742         2,727,814.949
--------------------------------------------------------------- --------------------- --------------------- --------------------
T.  Rowe Price/JNL Value Series                                 2,112,216.287         122,583.883           181,931.565
--------------------------------------------------------------- --------------------- --------------------- --------------------

1
SUB-ITEM 77O: Transactions effected pursuant to Rule 10f-3

Series: JNL/Eagle Core Equity Series
Security: Triton Network Systems Inc.
Date of Purchase: 7/13/00
Amount of Purchase: $15,000
Purchase price: $15.00
Purchased from: First Boston
Affiliated Underwriter: Raymond James & Assoc.

Series: JNL/Eagle SmallCap Equity Series
Security: Triton Network Systems Inc.
Date of Purchase: 7/13/00
Amount of Purchase: $37,500
Purchase price: $15.00
Purchased from: First Boston
Affiliated Underwriter: Raymond James & Assoc.

Series: JNL/Eagle Core Equity Series
Security: Airspan Networks, Inc.
Date of Purchase: 7/20/00
Amount of Purchase: $30,000
Purchase price: $15.00
Purchased from: First Boston
Affiliated Underwriter: Raymond James & Assoc.

Series: JNL/Eagle SmallCap Equity Series
Security: Airspan Networks, Inc.
Date of Purchase: 7/20/00
Amount of Purchase: $55,500
Purchase price: $15.00
Purchased from: First Boston
Affiliated Underwriter: Raymond James & Assoc.

Series: JNL/Alliance Growth Series
Security: Tycom Ltd.
Date of Purchase: 7/26/00
Amount of Purchase: $259,200
Purchase price: $32.00
Purchased from: Goldman Sachs
Affiliated Underwriter: Donaldson Lufkin Jenrette

Series: JNL/J.P. Morgan Enhanced S&P Stock Index Series
Security: Corvis Corp.
Date of Purchase: 7/27/00
Amount of Purchase: $1,140
Purchase price: $36.00
Purchased from: First Boston
Affiliated Underwriter: First Boston

Series: Salomon Brothers/JNL Balanced Series
Security: Tycom Ltd.
Date of Purchase: 7/27/00
Amount of Purchase: $9,600
Purchase price: $32.00
Purchased from: Goldman Sachs
Affiliated Underwriter: Salomon Smith Barney

Series: JNL/Eagle SmallCap Equity Series
Security: Lexent Inc.
Date of Purchase: 7/28/00
Amount of Purchase: $55,500
Purchase price: $15.00
Purchased from: First Boston
Affiliated Underwriter: Raymond James & Assoc.

Series: JNL/Eagle Core Equity Series
Security: Lexent Inc.
Date of Purchase: 7/28/00
Amount of Purchase: $34,500
Purchase price: $15.00
Purchased from: First Boston
Affiliated Underwriter: Raymond James & Assoc.

Series: JNL/Eagle Core Equity Series
Security: Lexent Inc.
Date of Purchase: 10/5/00
Amount of Purchase: $54,600
Purchase price: $21.00
Purchased from: First Boston
Affiliated Underwriter: Raymond James & Assoc.

Series: JNL/Eagle SmallCap Equity Series
Security: W-H Energy Services
Date of Purchase: 10/11/00
Amount of Purchase: $66,000
Purchase price: $16.50
Purchased from: First Boston
Affiliated Underwriter: Raymond James & Assoc.

Series: JNL/Eagle Core Equity Series
Security: W-H Energy Services
Date of Purchase: 10/11/00
Amount of Purchase: $46,200
Purchase price: $16.50
Purchased from: First Boston
Affiliated Underwriter: Raymond James & Assoc.

Series: JNL/J.P.Morgan Enhanced S&P 500 Index Series
Security: Corning Inc.
Date of Purchase: 11/2/00
Amount of Purchase: $42,750
Purchase price: $71.25
Purchased from: Goldman Sachs & Co.
Affiliated Underwriter: J.P. Morgan Securities Inc.

Series: JNL/Eagle Core Equity Series
Security: Luminent Inc.
Date of Purchase: 11/10/00
Amount of Purchase: $42,000
Purchase price: $12.00
Purchased from: First Boston
Affiliated Underwriter: Raymond James & Assoc.


For all transactions listed, the determination described in paragraph (h)(3) of Rule 10f-3 was made based on the following information: the securities to be purchased were part of an issue registered under the Securities Act of 1933 that is being offered to the public, eligible municipal securities, securities sold in an eligible foreign offering, or securities sold in an eligible Rule 144A offering; the securities were purchased prior to the end of the first day on which any sales are made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an Eligible Foreign Offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer), and if the securities were offered for subscription upon exercise of rights, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated; if the securities purchased were part of an issue registered under the Securities Act of 1933 that was offered to the public or was purchased pursuant to an eligible foreign offering or an eligible Rule 144A offering, the issuer of the securities was in continuous operation for not less than three years, including the operations of any predecessors; the securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the securities being offered, except those purchased by others pursuant to a rights offering, if the underwriters purchased any of the securities; the commission, spread or profit received by the principal underwriters was reasonable and fair compared to the commission, spread or profit received by other such persons in connection with the underwriting of similar securities being sold during a comparable period of time; and the amount of securities of any class of such issue to be purchased by the investment company, or by two or more investment companies having the same investment adviser, did not exceed: if purchased in an offering other than an eligible Rule 144A offering, 25 percent of the principal amount of the offering of such class, or if purchased in an eligible Rule 144A offering, 25 percent of the total of: the principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, plus the principal amount of the offering of such class in any concurrent public offering.